Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

                THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) dated as of April 1, 2002, is to that certain Credit Agreement, dated as of December 11, 2000 (as may be amended and modified from time to time, the “Credit Agreement”), by and among CONSOLIDATED GRAPHICS, INC., a Texas corporation (the “Borrower”), the Guarantors identified therein, the several banks and other financial institutions identified therein (the “Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, formerly known as FIRST UNION NATIONAL BANK, as administrative agent for the Lenders (in such capacity, the “Agent”).  Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

W I T N E S S E T H:

                WHEREAS, the Lenders have established a credit facility for the benefit of the Borrower pursuant to the terms of the Credit Agreement;

                WHEREAS, the Borrower has requested that the Required Lenders amend certain provisions of the Credit Agreement by making certain modifications thereto; and

                WHEREAS, the Required Lenders have agreed to the requested amendment on the terms and conditions hereinafter set forth.

                NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

A.            Section 5.9(d) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

(d)           Consolidated Net Worth.  Consolidated Net Worth at all times shall be greater than or equal to 85% of Consolidated Net Worth of the Borrower and its consolidated Subsidiaries as of June 30, 2000 plus 50% of Consolidated Net Income for all fiscal quarters after June 30, 2000 where Consolidated Net Income was positive plus 100% of all Equity Issuances after June 30, 2000 less 100% of all Stock Repurchases after June 30, 2000 less the lesser of (x) the amount by which goodwill of the Borrower and its consolidated Subsidiaries is impaired on an after tax basis based on the application of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 142 and (y) $75,000,000.

                B.            Except as modified hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) remain in full force and effect.

                C.            The Credit Parties hereby represent and warrant that (a) the representations and warranties contained in Article III of the Credit Agreement are correct in all material respects on and as of the date hereof (except those which expressly relate to an earlier date) as though made on and as of such date and (b) no Default or Event of Default exists on and as of the date hereof after giving effect to the amendment contained herein.

                D.            This First Amendment shall become effective as of the date first written above upon receipt by the Agent of counterparts of this First Amendment, executed by a duly authorized officer of each of the Borrower, the Guarantors, the Agent and the Required Lenders.

                E.             The Guarantors acknowledge and consent to all of the terms and conditions of this First Amendment and agree that this First Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Agreement or the other Credit Documents.

                F.             The Credit Parties acknowledge and agree that the Credit Parties have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Credit Parties’ obligations thereunder or if the Credit Parties did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Required Lenders’ execution and delivery of this First Amendment.

                G.            This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this First Amendment to produce or account for more than one such counterpart.

                H.            This First Amendment and the Credit Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.

                IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date and year first above written.

BORROWER:	CONSOLIDATED GRAPHICS, INC.,
a Texas corporation

	By:	/s/JOE R. DAVIS
	Name:	Joe R. Davis
	Title:	C.E.O.

GUARANTORS:

APPLE GRAPHICS, INC.,

      a California corporation,

ARTS AND CRAFTS PRESS, INC.,

      a California corporation,

AUSTIN PRINTING COMPANY, INC.,

      a Georgia corporation,

AUTOMATED GRAPHIC IMAGING/COPY CENTER, INC.,

      a District of Columbia corporation,

AUTOMATED GRAPHIC SYSTEMS, INC.,

      a Maryland corporation,

AUTOMATED GRAPHIC SYSTEMS — OHIO, INC.,

      a Maryland corporation,

BRIDGETOWN PRINTING CO.,

      an Oregon corporation,

BYRUM LITHOGRAPHING CO.,

      an Ohio corporation,

CGXmedia, INC.,

      a Texas corporation,

CHAS. P. YOUNG COMPANY,

      a Texas corporation,

CHAS. P. YOUNG COMPANY, INC.,

      a New York corporation,

CLEAR VISIONS, INC.,

      a Texas corporation,

COLUMBIA COLOR, INC.,

      a California corporation,

CONSOLIDATED AMERICAN LITHOGRAPHERS, INC.,

      a California corporation,

CONSOLIDATED CARQUEVILLE PRINTING COMPANY,

      an Illinois corporation,

COPY-MOR, INC. ,

      an Illinois corporation,

COURIER PRINTING COMPANY,

      a Tennessee corporation,

DIGITAL DIRECT, INC. ,

      a Pennsylvania corporation,

DIRECT COLOR, INC. ,

      a California corporation,

EAGLE PRESS, INC. ,

      a California corporation,

EMERALD CITY GRAPHICS, INC. ,

      a Washington corporation,

FITTJE BROS. PRINTING CO. ,

      a Colorado corporation,

FREDERIC PRINTING COMPANY,

      a Colorado corporation,

GARNER PRINTING COMPANY,

      an Iowa corporation,

GEORGES & SHAPIRO LITHOGRAPH, INC. ,

      a California corporation,

GEYER PRINTING COMPANY, INC. ,

      a Pennsylvania corporation,

GRAPHIC COMMUNICATIONS, INC. ,

      a California corporation,

GRAPHIC TECHNOLOGY OF MARYLAND, INC. ,

      a Maryland corporation,

GROVER PRINTING COMPANY,

      a Texas corporation,

H & N PRINTING & GRAPHICS, INC. ,

      a Maryland corporation,

HERITAGE GRAPHICS, INC. ,

      a Texas corporation,

IMAGE SYSTEMS, INC. ,

      a Wisconsin corporation,

IRONWOOD LITHOGRAPHERS, INC. ,

      an Arizona corporation,

KEYS PRINTING COMPANY,

      a South Carolina corporation,

LINCOLN PRINTING CORPORATION,

      an Indiana corporation,

MARYLAND COMPOSITION.COM, INC. ,

      a Maryland corporation,

MAXWELL GRAPHIC ARTS, INC. ,

      a New Jersey corporation,

MCKAY PRESS, INC.,

      a Michigan corporation,

MERCURY PRINTING COMPANY, INC. ,

      a Tennessee corporation,

MERCURY WEB PRINTING, INC. ,

      a Kansas corporation,

METROPOLITAN PRINTING SERVICES, INC. ,

      an Indiana corporation,

MOBILITY, INC. ,

      a Virginia corporation,

MOUNT VERNON ACQUISITION COMPANY,

      a Maryland corporation,

MOUNT VERNON PRINTING COMPANY,

      a Virginia corporation,

MULTIPLE IMAGES PRINTING, INC.,

      an Illinois corporation,

PARAGRAPHICS, INC.,

      a California corporation,

PICCARI PRESS, INC.,

      a Pennsylvania corporation,

PRECISION LITHO, INC.,

      a California corporation,

PRIDE PRINTERS, INC.,

      a Massachusetts corporation,

PRINTING CORPORATION OF AMERICA,

      a Maryland corporation,

PRINTING, INC. ,

      a Kansas corporation,

RUSH PRESS, INC. ,

      a California corporation,

STORTERCHILDS PRINTING CO., INC.,

      a Florida corporation,

SUPERIOR COLOUR GRAPHICS, INC.,

      a Michigan corporation,

TEWELL WARREN PRINTING COMPANY,

      a Colorado corporation,

THE ETHERIDGE COMPANY,

      a Michigan corporation,

THE GRAPHICS GROUP, INC.,

      a Texas corporation,

THE JARVIS PRESS, INC.,

      a Texas corporation,

THE JOHN C. OTTO COMPANY, INC.,

      a Massachusetts corporation,

THE PRINTERY, INC.,

      a Wisconsin corporation,

THEO. DAVIS SONS, INCORPORATED,

      a North Carolina corporation,

THOUSAND OAKS PRINTING AND SPECIALTIES, INC.,

      a California corporation,

TUCKER PRINTERS, INC.,

      a Texas corporation,

TULSA LITHO COMPANY,

      an Oklahoma corporation,

TURSACK INCORPORATED,

      a Pennsylvania corporation,

WALNUT CIRCLE PRESS, INC.,

      a North Carolina corporation,

WEB GRAPHICS, INC.,

      a Kansas corporation,

WENTWORTH CORPORATION,

      a South Carolina corporation,

WESTERN LITHOGRAPH COMPANY,

      a Texas corporation,

WESTLAND PRINTERS, INC.,

      a Maryland corporation,

WETZEL BROTHERS, INC.,

      a Wisconsin corporation,

WOODRIDGE PRESS, INC.,

      a California corporation,

CONSOLIDATED GRAPHICS MANAGEMENT, INC.,

      a Delaware corporation,

CONSOLIDATED GRAPHICS MANAGEMENT II, INC.,

      a Delaware corporation,

CONSOLIDATED GRAPHICS MANAGEMENT III, INC.,

      a Delaware corporation,

CGML GENERAL PARTNER, INC.,

      a Delaware corporation,

CONSOLIDATED GRAPHICS PROPERTIES, INC.,

      a Texas corporation,

CONSOLIDATED GRAPHICS PROPERTIES II, INC.,

      a Texas corporation,

GULF PRINTING COMPANY,

      a Texas corporation,

SUPERB PRINTING COMPANY,

      a Texas corporation,

GILLILAND PRINTING, INC.

      a Kansas corporation,

GRITZ-RITTER GRAPHICS, INC.,

      a Colorado corporation,

HEATH PRINTERS, INC.

      a Washington corporation

:	By	/s/JOE R. DAVIS
	Name:	Joe R. Davis
	Title:	[C.E.O.]	of each of the foregoing

SERCO FORMS, LLC,
a Kansas limited liability company

	By:	/s/JOE R. DAVIS
	Name:	Joe R. Davis
	Title:	C.E.O. & Manager

CONSOLIDATED GRAPHICS MANAGEMENT, LTD.,
a Texas limited partnership,

	By:	CONSOLIDATED GRAPHICS, INC., a Texas corporation, sole general partner of Consolidated Graphics Management, Ltd.

		By:	/s/JOE R. DAVIS
		Name:	Joe R. Davis
Title:

AGENT
AND LENDERS:	WACHOVIA BANK, NATIONAL ASSOCAITION,
formerly known as First Union National Bank, as Administrative Agent and as a Lender

	By:	/s/LAURA B. SMITH
	Name:	Laura B. Smith
	Title:	Vice President

BANK ONE TEXAS, N.A.

	By:	/s/GAIL WAGGONER
	Name:	Gail Waggoner
	Title:	First Vice President

WELLS FARGO BANK TEXAS, NATIONAL
ASSOCIATION

By:	/s/H. MICHAEL SULTANIK
Name:	H. Michael Sultanik
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI, LTD.

By:
Name:
Title:

By:
Name:
Title:

COMERICA BANK

By:	/s/WILLIAM S. ROGERS
Name:	William S. Rogers
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

GUARANTY FEDERAL BANK, FSB

By:
Name:
Title:

THE MITSUBISHI TRUST AND BANKING
CORPORATION

By:
Name:
Title:

BANK HAPOALIM B.M.

By:
Name:
Title:

HUA NAN COMMERCIAL BANK LTD. —
NEW YORK AGENCY

By:
Name:
Title:

RZB FINANCE LLC

By:	/s/JOHN A. VALISKA
Name:	John A. Valiska
Title:	Vice President

By:	/s/FRANK J. YAUTZ
Name:	Frank J. Yautz
Title:	First Vice President